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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): December 31, 2002
                                                   -----------------





                                   ELDERTRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



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
            Maryland                                   001-13807                               23-2932973
            --------                                   ---------                               ----------
(State or Other Jurisdiction of                 (Commission File Number)              (IRS Employer Identification
         Incorporation)                                                                           No.)

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    2111 Centerville Road, Suite 108
          Wilmington, Delaware                                          19808
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (302) 993-1022



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Item 5.  Other Events.

         ElderTrust is filing as an exhibit hereto (which is incorporated by reference herein) a description of the federal income tax considerations reasonably anticipated to be material to prospective holders in connection with the purchase, ownership and disposition of common shares of beneficial interest of ElderTrust. This description replaces and supersedes prior descriptions of the federal income tax treatment of ElderTrust and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Financial statements of business acquired.

              Not applicable.

         (b) Pro forma financial information.

              Not applicable.

         (c)  Exhibits.


Exhibit No.          Description
-----------          -----------
99.1                 Material Federal Income Tax Considerations





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELDERTRUST



Date:  March 28, 2003                  By:  /s/ D. LEE MCCREARY, JR.
                                            ----------------------------------
                                            Name:   D. Lee McCreary, Jr.
                                            Title:  President, Chief Executive
                                                    Officer and Chief Financial
                                                    Officer



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                                 EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------
99.1                 Material Federal Income Tax Considerations